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                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

The undersigned executive officer of First BancTrust Corporation (the "Registrant") hereby certifies that the Registrant's Form 10-Q for the three months ended March 31, 2007 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                        /s/ Ellen M. Litteral
                                        ----------------------------------------
                                        Name: Ellen M. Litteral
                                        Title: Chief Financial Officer and
                                               Treasurer

Date: May 10, 2007


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